UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report: September 25, 2008
(Date of earliest event reported)
QUEST ENERGY PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-33787 (Commission File Number)	26-0518546 (I.R.S. Employer Identification Number)
210 Park Avenue, Suite 2750
Oklahoma City, Oklahoma 73102
(Address of principal executive offices, including zip code)
(405) 600-7704
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     This Current Report on Form 8-K/A is being filed by Quest Energy Partners, L.P. (the “Partnership”) to amend the Partnership’s Current Report on Form 8-K filed earlier on October 1, 2008 to include the press release the Partnership issued in connection with Eide Bailly LLP’s resignation as the Partnership’s independent registered public accounting firm. This Current Report has included an Item 7.01 disclosure and attached the press release as Exhibit 99.1 under Item 9.01.
Item 4.01 Changes in Registrant’s Certifying Accountant.
     On September 25, 2008, Quest Energy Partners, L.P. (the “Partnership”) received notification from Eide Bailly LLP (“Eide Bailly”), in which Eide Bailly resigned as the Partnership’s independent registered public accounting firm, to be effective upon the earlier of the date of the filing of the Partnership’s Form 10-Q for the period ended September 30, 2008, or November 10, 2008. Eide Bailly was engaged by the Partnership on August 1, 2008. On that date, Eide Bailly acquired Murrell, Hall, McIntosh & Co., PLLP, which had previously served as the Partnership’s independent registered public accounting firm.
     In connection with Eide Bailly’s review of the Partnership’s financial statements as of and for the period ended June 30, 2008, which were included in the Partnership’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2008, as filed with the Securities and Exchange Commission, there were no disagreements between the Partnership and Eide Bailly on any matter of accounting principles or practices, financial statement disclosure, or engagement scope or procedure, which disagreements, if not resolved to Eide Bailly’s satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its report, and there were no reportable events as specified in Item 304(a)(1)(v) of Regulation S-K.
     Filed as Exhibit 16.1 to this Form 8-K is a copy of the letter provided by Eide Bailly dated September 30, 2008 addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Partnership in this Report.
     The Partnership is currently in the process of identifying the new independent registered public accounting firm it will engage to audit its financial statements for future periods and any restated financial statements relating to prior periods.
Item 7.01 Regulation FD Disclosure.
     On October 1, 2008, the Partnership, Quest Resource Corporation and Quest Midstream Partners, L.P. issued a press release announcing the resignation of Eide Bailly as their auditing firm and the search for a new auditing firm. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits

Exhibit Number	Description

16.1*	Letter dated September 30, 2008 from Eide Bailly LLP
99.1	Press release of Quest Energy Partners, L.P. dated October 1, 2008

* Previously filed.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUEST ENERGY PARTNERS, L.P. By: Quest Energy GP, LLC, its General Partner
/s/ Jack Collins
By:	Jack Collins
Chief Financial Officer
Date: October 1, 2008